Exhibit 32.2

                      CHIEF FINANCIAL OFFICER CERTIFICATION
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bank of Granite Corporation (the "Company") on Form 10-K for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kirby
A. Tyndall, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Date: March 14, 2005                   /s/ Kirby A. Tyndall
                                       -----------------------------------------
                                       Kirby A. Tyndall
                                       Secretary, Treasurer and
                                       Chief Financial Officer